Summary Prospectus May 1, 2013
CLASS I (CSUIX) SHARES

Cohen & Steers Global Infrastructure Fund

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated May 1, 2013, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The investment objective of Cohen & Steers Global Infrastructure Fund, Inc. (the Fund) is total return.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees
(fees paid directly from your investment):	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):(1)
Management Fee	0.75%
Other Expenses	0.52%
Service Fee	0.04%

Total Annual Fund Operating Expenses(2)	1.31%
Fee Waiver / Expense Reimbursement(2)	(0.16)%

Total Annual Fund Operating Expenses (after fee waiver / expense reimbursement)(2)	1.15%

(1)	This expense information differs from the Fund’s most recent annual report and has been updated to reflect estimated expenses for the fiscal year ended December 31, 2012 and additional expenses expected to be incurred in the current fiscal year due to the payment of a service fee pursuant to a shareholder services plan for Class I shares, adopted by the Fund effective January 1, 2012.
(2)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the Advisor), has contractually agreed to waive, through June 30, 2014, the Fund’s total annual Fund operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) at 1.15% for the Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after the first year (in the first year, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$117	$396	$700	$1,562

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its total assets in U.S. and non-U.S. common stocks and other equity securities issued by infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, marine ports, telecommunications companies and other infrastructure companies. Under normal market conditions, the Fund invests at least 40%, unless market conditions are not deemed favorable by the Advisor, in which case the Fund will invest at least 30%, of its total assets in companies organized or located outside the U.S. or doing a substantial amount of business outside of the U.S. The Fund will invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. Accordingly, the Fund will hold securities and instruments denominated in non-U.S. currencies, or sponsored and unsponsored depositary receipts for such securities.

Infrastructure companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the management, ownership, operation, construction,

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development or financing of assets used in connection with: the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; production, transmission or distribution of natural resources used to produce energy; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; provision of transportation services, including toll roads, airports, railroads or marine ports. Infrastructure companies also include energy-related companies organized as master limited partnerships (MLPs) and their affiliates, and the Fund may invest up to 25% of its net assets in these energy-related MLPs and their affiliates.

The Fund may invest up to 20% of its net assets in preferred securities and other fixed-income securities. The Fund may also invest up to 20% of its net assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Advisor. Such securities are commonly known as “high-yield bonds” or “junk bonds.”

The Fund has adopted a fundamental policy (which cannot be changed without shareholder approval) to invest at least 25% of its net assets in securities of companies engaged in the utilities industry.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.

PRINCIPAL RISKS

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Common Stock Risk

While common stock has historically generated higher average returns than fixed-income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Investing in Infrastructure Companies Risk

Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to:

•	regulation by various government authorities;

•	government regulation of rates charged to customers;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

•	general changes in market sentiment towards infrastructure and utilities assets.

Preferred Securities Risk

There are special risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, call, reinvestment and income risk, limited liquidity, limited voting rights and special redemption rights.

Interest Rate Risk

Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

Foreign (Non-U.S.) and Emerging Market Securities Risk

Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging countries may be heavily dependent on international trade and, accordingly have been and may continue to be adversely affected by trade barriers, exchange controls managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they wish to trade.

Foreign Currency and Currency Hedging Risk

Although the Fund will report its net asset value (NAV) and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.

MLP Risk

An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.

Credit and Below Investment Grade Securities Risk

Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class I shares. The table shows how the Fund’s average annual returns compare with the performance of selected broad market indexes over various time periods. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance is available at www.cohenandsteers.com or by calling (800) 330-7348.

Prior to April 1, 2008, the Fund’s name was “Cohen & Steers Utility Fund, Inc.,” and normally the Fund invested at least 80% of its assets in common stocks and other equity securities issued by companies engaged in the utilities industry (utility companies); investments in foreign issuers were limited to 20% of its total assets. The performance of the Fund for periods prior to that date reflects performance under the old investment objective.

CLASS I SHARES

ANNUAL TOTAL RETURNS

Highest quarterly return during this period:    16.22%

(quarter ended September 30, 2009)

Lowest quarterly return during this period:    –19.25%

(quarter ended September 30, 2008)

Average Annual Total Returns

(for the periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (May 3, 2004)
Class I Shares
Return Before Taxes	14.44%	–1.10%	8.03%
Return After Taxes on Distributions	14.38%	–1.18%	7.42%
Return After Taxes on Distributions and Sale of Fund Shares	10.16%	–0.70%	7.17%

UBS Global 50/50 Infrastructure & Utilities Index (net) (reflects no deduction for fees, expenses or taxes)	11.71%	–2.75%	8.80%(1)

Linked Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)(2)	11.71%	–3.18%	6.19%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)(3)	16.00%	1.66%	5.01%

(1)	The Index was launched in 2006.
(2)	The Linked Global Infrastructure Index is represented by the performance of the S&P 1500 Utilities Index since inception through March 31, 2008; the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008; and the UBS Global 50/50 Infrastructure & Utilities Index (net) from June 1, 2008 thereafter. The S&P 1500 Utilities Index is an unmanaged market-capitalization-weighted index of 67 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Macquarie Global Infrastructure Index is a capitalization-weighted global infrastructure index containing all publicly quoted infrastructure-related stocks that are members of the FTSE Global Equity Index Series with market capitalization exceeding $250 million.
(3)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGEMENT

Advisor

Cohen & Steers Capital Management, Inc. (the Advisor)

Subadvisors

Cohen & Steers Asia Limited (CNS Asia)

Cohen & Steers UK Limited (CNS UK)

Portfolio Managers

The Fund’s portfolio managers are:

Robert Becker—Vice President of the Fund. Mr. Becker has been a portfolio manager of the Fund since inception.

Ben Morton—Mr. Morton has been a portfolio manager of the Fund since 2008.

PURCHASE AND SALE OF FUND SHARES

You may open an account with the Fund with a minimum investment of $100,000. If you are a registered advisor, you may open a Class I account with the Fund with an aggregate minimum investment of $100,000.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (NYSE) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the Distributor). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.

Please mail the signed Subscription Agreement to:

Boston Financial Data Services

Cohen & Steers Funds

P.O. Box 8123

Boston, MA 02266-8123

Phone: (800) 437-9912

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.

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